UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2005

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-800-292-9932

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 28, 2005, the Company’s Board of Directors elected Lloyd H. Dean a director of the Company effective June 29, 2005, and appointed Mr. Dean to the Board’s Audit and Examination Committee and Finance Committee. Mr. Dean is President/Chief Executive Officer of Catholic Healthcare West, a not-for-profit health care system headquartered in San Francisco, California. The Company’s press release announcing Mr. Lloyd’s election to the Board is furnished with this report as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99	Press Release, dated June 28, 2005, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 28, 2005	WELLS FARGO & COMPANY

	By:	/s/ Laurel A. Holschuh
Laurel A. Holschuh
Senior Vice President and Secretary